UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2012

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On August 29, 2012, VeriSign, Inc. (“VeriSign” or the “Company”) announced that Jim Bidzos, Executive Chairman, President and Chief Executive Officer and George E. Kilguss, III, Senior Vice President and Chief Financial Officer, will speak at the Citi Technology conference in New York City, New York on Wednesday, September 5, 2012 at 1:30 p.m. (ET). A copy of this press release is attached hereto as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Text of press release of VeriSign, Inc. issued on August 29, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: August 29, 2012	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Text of press release of VeriSign, Inc. issued on August 29, 2012.